UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 28, 2019
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EXTERRAN CORPORATION
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-36875	47-3282259
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4444 Brittmoore Road Houston, Texas 77041
(Address of Principal Executive Offices) (Zip Code)

(281) 836-7000 Registrant’s telephone number, including area code Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On February 28, 2019, following a competitive request for proposal process, the Audit Committee (the “Audit Committee”) of Exterran Corporation (“Exterran”) approved the appointment of PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm for the year ending December 31, 2019, and the Board of Directors of Exterran approved and ratified such appointment. Concurrently with the appointment of PwC, the Audit Committee dismissed its previously engaged independent registered public accounting firm, Deloitte & Touche LLP (“D&T”), as its principal accountant and provided D&T with notice of such dismissal.

During Exterran’s two most recent fiscal years ended December 31, 2018 and 2017 and during the subsequent interim period ended February 28, 2019, there were (i) no disagreements between Exterran and D&T on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of D&T, would have caused D&T to make reference thereto in its reports on the financial statements for such years, and (ii) except with respect to the material weakness in internal control over financial reporting described below, no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The audit reports of D&T on the Company’s consolidated financial statements as of and for the years ended December 31, 2018 and 2017, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of D&T on the effectiveness of internal control over financial reporting as of December 31, 2018 and 2017, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. As previously disclosed in Exterran’s quarterly reports for the quarters ended March 31, 2017, June 30, 2017, September 30, 2017 and other filings, in connection with the restatement of Exterran’s consolidated and combined financial statements in Exterran’s Form 10-K/A for the year ended December 31, 2015 filed on January 4, 2017, Exterran’s management identified material weaknesses resulting from control deficiencies in the (i) control environment, risk assessment, control activities, information and communication and monitoring related to practices in Exterran’s Belleli EPC business, (ii) controls or procedures over accurate recording, presentation and disclosure of revenue and related costs in the application of percentage-of-completion accounting principles to engineering, procurement and construction projects by Belleli EPC (including deficiencies in the control environment relating to risk assessment, control activities, information and communication and monitoring controls) and (iii) controls and procedures around the existence and recovery of Brazilian non-income-based tax receivables (including deficiencies in the control environment and monitoring controls). Upon identifying the material weaknesses, Exterran’s management took remedial action, and these material weaknesses were fully remediated during the year ended December 31, 2017.

Exterran has authorized D&T to respond fully to any inquiries, including the material weaknesses discussed above, made by PwC.

Exterran provided D&T with a copy of the disclosures in this Current Report on Form 8-K prior to filing and requested that D&T furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not D&T agrees with the above statements made by Exterran regarding D&T and, if not, stating the respects in which it does not agree. A copy of such letter, dated March 4, 2019, is attached as Exhibit 16.1.

During years ended December 31, 2018 and 2017, and in the subsequent interim period through February 28, 2019, neither the Company, nor anyone on its behalf, has consulted with PwC regarding either (i) any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K, including the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Exterran’s financial statements, and neither a written report nor oral advice was provided to Exterran that PwC concluded was an important factor considered by Exterran in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in instruction 4 to Item 304 of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01.	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit Number	Description
16.1	Letter from Deloitte & Touche LLP to the Securities and Exchange Commission dated March 4, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN CORPORATION

/s/ VALERIE L. BANNER
Valerie L. Banner
Senior Vice President and General Counsel
Date: March 5, 2019

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